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                                                                     EXHIBIT (j)

[KPMG letterhead]



                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Fortis Tax-Free Portfolios, Inc.


We consent to the use of our report incorporated herein by reference and the references to our Firm under the headings "Financial Highlights" in Part A and "Financial Statements" in Part B of the Registration Statement.




                                            /s/ KPMG LLP

                                            KPMG LLP



Minneapolis, Minnesota
January 29, 2001